Exhibit 99.2

June 16, 2016

Investors are urged to review Rite Aid’s SEC filings . Statements , estimates, targets and other information included herein might be considered forward - looking . These statements and estimates are based upon various assumptions that may not prove to be correct . Such assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the company’s control . No representation is made, and no assurance can be given, that such results can or will be attained . The risk factors associated with those uncertainties are described in Rite Aid’s most recent Form 10 - K, its Form 10 - Q’s and other filings with the SEC . Rite Aid assumes no obligation to update the information or the forward - looking statements contained herein, whether as a result of new information or otherwise . Also included herein are non - GAAP financial measures . The definition and purpose for using these measures are in Rite Aid’s Form 8 - K furnished to the SEC on the date hereof . Safe Harbor Statement

Q1 - Fiscal 2017 Summary ($ in millions, except per share amounts) Revenue 8,184.2$ 6,647.6$ Adjusted EBITDA 286.0$ 3.49% 299.3$ 4.50% Net (Loss)/Income (4.6)$ 18.8$ Adjusted Net Income 14.5$ 23.7$ Adjusted Diluted EPS 0.01$ 0.02$ 13 Weeks Ended May 28, 2016 13 Weeks Ended May 30, 2015

Q1 - Fiscal 2017 Reconciliation of Net (Loss) Income to Adjusted EBITDA ($ in thousands) Thirteen weeks ended May 28, 2016 Thirteen weeks ended May 30, 2015 Net (Loss)/Income (4,588)$ 18,836$ Adjustments: Interest expense 105,113 123,607 Income tax (benefit) expense (6,309) 12,441 Depreciation and amortization 138,788 109,649 LIFO charge 13,751 5,987 Lease termination and impairment charges 5,781 5,022 Other 33,466 23,721 Adjusted EBITDA 286,002$ 299,263$ Percent of revenues 3.49% 4.50%

Q1 - Fiscal 2017 Reconciliation of Net (Loss) Income to Adjusted Net Income ($ in thousands, except per share amounts) Thirteen weeks ended Thirteen weeks ended May 28, 2016 May 30, 2015 Net (loss)/income (4,588)$ 18,836$ Add back - Income tax (benefit) expense (6,309) 12,441 (Loss)/income before income taxes (10,897) 31,277 Adjustments: Amortization of EnvisionRx intangible assets 20,315 - LIFO charge 13,751 5,987 Merger and Acquisition-related costs 2,756 2,084 Adjusted income before income taxes 25,925 39,348 Adjusted income tax expense 11,459 15,661 Adjusted net income 14,466$ 23,687$ Adjusted net income per diluted share 0.01$ 0.02$

Q1 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT ($ in millions) Revenue 6,675.5$ 6,647.6$ Adjusted EBITDA Gross Profit 1,836.4$ 27.5% 1,882.2$ 28.3% Adjusted EBITDA SG&A 1,591.6$ 23.8% 1,582.9$ 23.8% Adjusted EBITDA 244.8$ 3.7% 299.3$ 4.5% 13 Weeks Ended May 28, 2016 13 Weeks Ended May 30, 2015

Q1 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT Retail Pharmacy Segment revenue increased $27.9 million or 0.4%, driven by a 1.2% increase in same store front end sales and a 0.6% increase in comparable script growth. Adjusted EBITDA Gross Profit decreased $45.8 million, with Adjusted EBITDA Gross Margin declining by 80 bps. This was driven by a decrease in pharmacy margin, due to lower reimbursement rates that were not offset by purchasing efficiencies and script count growth. Adjusted EBITDA SG&A increased by $8.7 million and was flat as a percent of revenues. Labor control was good this quarter.

Reconciliation of Adjusted EBITDA Gross Profit RETAIL PHARMACY SEGMENT ($ in thousands) Thirteen Weeks Ended Thirteen Weeks Ended May 28, 2016 May 30, 2015 Revenues 6,675,548$ 6,647,561$ Gross Profit 1,805,367 1,859,530 Addback: LIFO charge 13,751 5,987 Customer loyalty card program revenue deferral 13,037 12,725 Depreciation and amortization (COGS portion only) 3,938 3,805 Other 318 132 Adjusted EBITDA Gross Profit 1,836,411$ 1,882,179$ Adjusted EBITDA Gross Profit as a percent of revenue 27.51% 28.31%

Reconciliation of Adjusted EBITDA SG&A RETAIL PHARMACY SEGMENT ($ in thousands) Thirteen Weeks Ended Thirteen Weeks Ended May 28, 2016 May 30, 2015 Total Revenues 6,675,548$ 6,647,561$ Selling, general and administrative expenses 1,723,903 1,699,585 Less: Depreciation and amortization (SG&A portion only) 113,263 105,844 Stock based compensation expense 11,143 7,370 Other 7,911 3,454 Adjusted EBITDA SG&A 1,591,586$ 1,582,917$ Adjusted EBITDA SG&A as a percent of revenue 23.84% 23.81%

Pharmacy Services Segment Results ($ in millions) Thirteen Weeks Ended May 28, 2016 Revenues 1,602.4$ Cost of Revenues 1,513.4 Gross Profit 89.0$ Selling General and Administrative Expense (69.3)$ Addback: Depreciation & Amortization 21.5 Adjusted EBITDA - Pharmacy Services Segment 41.2$

Q1 - FY 2017 Summary PHARMACY SERVICES SEGMENT Revenues were strong due to the addition of lives at both Envision and MedTrak and growth at Orchard. Gross profit increased over the comparable prior year period due to the increase in lives. Selling, general and administrative expenses increased over the comparable prior year period as headcount was added to handle the increase in lives.

FY 17 FRONT END SALES RX SALES SCRIPT COUNT FY 14 FY 15 0.4% - 0.3% - 0.2% - 0.7% 0.0% 1.1% 1.6% 2.0% 0.6% 0.3% 0.3% - 0.4% 1.2% - 3.8% 1.7% 3.5% 3.5% 4.6% 5.6% 7.2% 5.7% 3.9% 2.8% 1.2% - 0.8% 0.1% FY 16 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Comparable Store Sales Growth - 0.1% 0.0% 0.7% - 1.8% 2.3% 3.7% 4.5% 3.5% 1.6% 0.2% 0.2% 0.1% 0.6%

Wellness Store Renovations Comp results for Wellness stores continue to exceed the chain average (1)  Front - end sales growth outperformance of 228 bps in Q1 of Fiscal 2017 Script count growth outperformance of 154 bps in Q1 of Fiscal 2017 274 797 1,215 1,634 2,042 2,126 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 Q1 Remodeled Stores Since 2012 (1) Calculation compares the comp results of Wellness stores remodeled in the last 24 months to the remainder of the chain.

Capitalization Table & Leverage May 28, 2016 February 27, 2016 Secured Debt: Senior secured revolving credit facility due January 2020 2,048,301$ 2,066,097$ Tranche 1 Term Loan (second lien) due August 2020 464,892 464,586 Tranche 2 Term Loan (second lien) due June 2021 497,134 496,993 Other secured 90 90 3,010,417 3,027,766 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 895,046 894,563 6.75% senior notes due June 2021 802,499 802,128 6.125% senior secured notes due April 2023 1,770,726 1,769,657 3,468,271 3,466,348 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,248 293,206 6.875% fixed-rate senior notes due December 2028 127,179 127,163 420,427 420,369 Lease financing obligations 75,287 79,653 Total debt 6,974,402 6,994,136 Current maturities of long-term debt and lease financing obligations (25,640) (26,848) Long-term debt and lease financing obligations, less current maturities 6,948,762$ 6,967,288$ Leverage Ratio: Total Debt 6,974,402$ 6,994,136$ Add back: Unamortized debt issuance costs 88,550 93,349 Less: Invested cash 355 15 7,062,597$ 7,087,470$ Retail Pharmacy Segment Adjusted EBITDA (Last 12 months) 1,246,469$ 1,300,905$ Pro Forma Pharmacy Services Segment Adjusted EBITDA 155,000 155,000 1,401,469$ 1,455,905$ Debt : EBITDA Leverage Ratio 5.04 4.87 ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs.

Debt Maturity Profile Maturity table as of February 27, 2016. Note: Maturities reflect calendar year. $2,100 $1,600 $1,800 $295 $128 $470 $500 $905 $810 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2016 2017 2018 2019 2020 2021 2022 2023 . . . . . . 2027 2028 ($ in millions) Second Lien ABL Funded ABL Unfunded Commitment Senior Unsecured Notes Senior Unsecured (Guaranteed) Notes C allable at 104.625